UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2024 (September 23, 2024).

BioNexus Gene Lab Corp.
(Exact name of Company as specified in its charter)

Wyoming	001-41750	35-2604830
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Unit A-28-7, Tower A, Menara UOA Bangsar,

No.5 Jln Bangsar Utama 1,

59000 Kuala Lumpur

(Address of principal executive offices)

Phone: +1 (307) 241-6898

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	Nasdaq

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2024, MRNA Scientific Sdn. Bhd. (“MRNA”), a wholly-owned subsidiary of BioNexus Gene Lab Corp. (the “Company”), entered into a teaming agreement (the “Agreement”) with Protech Builders Sdn. Bhd. (“Protech”), a Malaysian mechanical and electrical engineering firm.

Pursuant to the Agreement, the Company and Protech have agreed to collaborate on the development, marketing, and operation of biogas plants across Malaysia. The Agreement establishes a three-year term during which the parties will jointly identify and pursue biogas project opportunities, particularly focusing on converting plantation wastewater into renewable energy.

Key terms of the Agreement include:

•	Initial Contributions: MRNA and Protech will each contribute up to RM500,000 towards joint marketing and project development activities, including feasibility studies and preliminary project costs.
•	Project Financing: Any biogas projects realized under this collaboration will be financed jointly by the parties, with specific financial contributions to be determined on a project-by-project basis through further negotiation.
•	Management and Governance: The Agreement establishes a Joint Steering Committee (JSC), comprised of representatives from both MRNA and Protech, to oversee the progress of joint activities and make strategic decisions.

The Agreement is subject to customary terms and conditions, including provisions for confidentiality, dispute resolution, and termination.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, copies of which are filed as Exhibit 10.1 to this current report on Form 8-K.

Item 8.01 Other Events.

On September 25, 2024, the Company issued a press release announcing the entry into biogas sector in Malaysia via the Agreement with Protech. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	The Teaming Agreement between MRNA Scientific Sdn. Bhd. and Protech Builders Sdn. Bhd. for Biogas Plant Development, dated September 23, 2024.
99.1	Press release announcing the entry into biogas sector in Malaysia via the Agreement with Protech, issued on September 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNexus Gene Lab Corp.

/s/ Su-Leng Tan Lee
By:	Su-Leng Tan Lee
Chief Executive Officer

Date:	September 25, 2024

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